Exhibit 32.1

Written Statement of the Chief Executive Officer

Pursuant to 18 U.S.C. Section 1350

Solely for the purposes of complying with 18 U.S.C. ss.1350, I, the undersigned Chief Executive Officer of LMF Acquisition Opportunities, Inc. (the “Company”), hereby certify, based on my knowledge, that the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2021 as filed with the Securities and Exchange Commission on November 17, 2021 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Bruce Rodgers
Bruce Rodgers
Chief Executive Officer
(Principal Executive Officer) November17, 2021

A signed original of this document has been provided to LMF Acquisition Opportunities, Inc. and will be retained by LMF Acquisition Opportunities, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 32.1

Written Statement of the Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350

Solely for the purposes of complying with 18 U.S.C. ss.1350, I, the undersigned Chief Executive Officer of LMF Acquisition Opportunities, Inc. (the “Company”), hereby certify, based on my knowledge, that the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2021 as filed with the Securities and Exchange Commission on November 17, 2021 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard Russell
Richard Russell
Chief Financial Officer
(Principal Financial and Accounting Officer) November17, 2021

A signed original of this document has been provided to LMF Acquisition Opportunities, Inc. and will be retained by LMF Acquisition Opportunities, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.